huronconsultinggroup.comF E B R U A R Y 2 4 , 2 0 2 2 2022 Business Realignment and Re-segmentation Supplemental Materials Exhibit 99.1

2© 2022 Huron Consulting Group Inc. and affiliates. Statements in this presentation that are not historical in nature, including those concerning the company’s current expectations about its future results, are “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “provides,” “anticipates,” “assumes,” “can,” “will,” “meets,” “could,” “likely,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates,” “plans,” “continues,” “guidance,” or “outlook” or similar expressions. These forward-looking statements reflect the company's current expectations about future requirements and needs, results, levels of activity, performance, or achievements. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation: the impact of the COVID-19 pandemic on the economy, our clients and client demand for our services, and our ability to sell and provide services, including the measures taken by governmental authorities and businesses in response to the pandemic, which may cause or contribute to other risks and uncertainties that we face; failure to achieve expected utilization rates, billing rates and the number of revenue-generating professionals; inability to expand or adjust our service offerings in response to market demands; our dependence on renewal of client-based services; dependence on new business and retention of current clients and qualified personnel; failure to maintain third-party provider relationships and strategic alliances; inability to license technology to and from third parties; the impairment of goodwill; various factors related to income and other taxes; difficulties in successfully integrating the businesses we acquire and achieving expected benefits from such acquisitions; risks relating to privacy, information security, and related laws and standards; and a general downturn in market conditions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, including, among others, those described under “Item 1A. Risk Factors” in Huron's Annual Report on Form 10-K for the year ended December 31, 2021 that may cause actual results, levels of activity, performance or achievements to be materially different from any anticipated results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. The company disclaims any obligation to update or revise any forward-looking statements as a result of new information or future events, or for any other reason. Forward-looking Statements

3© 2022 Huron Consulting Group Inc. and affiliates. In evaluating the company’s financial performance and outlook, management uses EBITDA, adjusted EBITDA adjusted EBITDA as a percentage of revenues, adjusted net income from continuing operations, and adjusted diluted earnings per share from continuing operations, which are non-GAAP measures. Management uses these non-GAAP financial measures to gain an understanding of the company's comparative operating performance (when comparing such results with previous periods or forecasts). These non-GAAP financial measures are used by management in their financial and operating decision making because management believes they reflect the company's ongoing business in a manner that allows for meaningful period-to-period comparisons. Management also uses these non-GAAP financial measures when publicly providing their business outlook, for internal management purposes, and as a basis for evaluating potential acquisitions and dispositions. Management believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Huron’s current operating performance and future prospects in the same manner as management does, if they so choose, and in comparing in a consistent manner Huron’s current financial results with Huron’s past financial results. Investors should recognize that these non- GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States. Reconciliations Of Non-GAAP Measures To Comparable GAAP Measures

4© 2022 Huron Consulting Group Inc. and affiliates. Overview of Supplemental Materials Effective January 1, 2022, Huron has modified its operating model to expand and more deeply integrate the company’s industry expertise with its digital, strategic and financial advisory capabilities. To align with the new operating model, the company will report under the following three industries, which will be the Company's reportable segments: Healthcare, Education and Commercial. We will also provide revenue reporting across our two principal capabilities: (i) Consulting and Managed Services and (ii) Digital. These supplemental materials provide complementary information to the commentary provided on the Company’s Q4 and full year 2021 earnings webcast held on February 24, 2022. The information included in these supplemental materials should be reviewed in conjunction with the transcript and/or replay from that webcast and not on a standalone basis. Beginning with the Quarterly Report on Form 10-Q for the quarter ending March 31, 2022, the Company’s new reporting segments will be presented as described in this presentation. The Company will present prior periods in accordance with the new reporting segments in future quarterly and annual filings.

H U R O N I 5 © 2022 Huron Consulting Group Inc. and affiliates. New operating model expands and more deeply integrates Huron’s industry expertise with its digital, strategic and financial capabilities Strengthens our go-to-market strategy and competitive advantage Drives efficiencies across our business that support margin expansion Positions the company to accelerate growth and innovation Opportunity to unlock meaningful shareholder value Standalone business units FROM Matrixed operating model with more integrated businesses TO Focused collaboration areas Aligned accountability and collaboration Multiple industry go-to-market strategies Unified industry expertise and go- to-market focus Standalone capabilities Integrated companywide capabilities and global delivery platform

Operating model is matrixed on industry expertise and capability and built on a rapidly growing global platform © 2020 Huron Consulting Group Inc. and affiliates. H U R O N I 6 Healthcare Industry Education Industry Financial Services Industry Energy & Utilities Industry Other Commercial Industries Strategy (Innosight) Capability Business Advisory and Corporate Finance Capability Commercial Digital Capability Creates a platform for additional growth in the commercial industries Global Delivery Platform Capability Aligning common capabilities across the enterprise to better drive operating efficiencies and elevate our collective market position Industry Aligning under a common go-to-market strategy across all of our firm-wide offerings in each industry and driving greater accountability to achieve our industry growth goals Capability

H U R O N I 7 © 2022 Huron Consulting Group Inc. and affiliates. Re-segmentation provides greater transparency into the core drivers of the business Business realignment strengthens our go-to-market strategy and better highlights our performance in our core industries • Healthcare • Education • Business Advisory(1) • Enterprise Solutions & Analytics (ES&A) • Innosight • Business Advisory and Corporate Finance Previous Structure • Healthcare • Inclusive of revenue and costs historically reported in the Business Advisory and Education segments related to the healthcare industry • Education • Inclusive of revenue and costs historically reported in the Business Advisory segment related to the education industry • Commercial (1) • Represents all industries outside of healthcare and education Starting Jan. 1, 2022 (1) Historical periods also include divested businesses, including the Life Sciences practice, which was divested in Q4 2021 • Minor changes to reporting methodology related to other corporate expenses not allocated at the segment level Other Considerations

H U R O N I 8 © 2022 Huron Consulting Group Inc. and affiliates. Re-segmentation provides greater transparency into the core drivers of the business Business realignment integrates our technology-related capabilities into a unified global platform and provides improved visibility into our growing digital, technology and analytics offerings Digital represents all technology and analytics services, including technology-related managed services, and products revenue delivered across the company, irrespective of industry Consulting and Managed Services includes all management consulting services, managed services (excluding technology) and outsourcing revenue delivered across the company, irrespective of industry Digital 39% Consulting and Managed Services 61% Capabilities Mix FY 2021 Revenue 83% of Digital revenue is comprised of technology services revenue 17% of Digital revenue is comprised of technology product revenue

H U R O N I 9 © 2022 Huron Consulting Group Inc. and affiliates. Re-segmentation Overview Healthcare 42% Education 26% Business Advisory 32% Operating Segment Mix FY 2021 Revenue Prior Reporting Structure Healthcare 49% Education 27% Commercial 24% Operating Segment Mix FY 2021 Revenue New Reporting Structure Note: (1) The change in operating income % margin between reporting structures reflects the increased proportion of digital, technology and analytics offerings as a percentage of total revenues in the segment. FY 2021 $ in millions Healthcare Revenue $ 377.6 Operating Income $ 104.0 Operating Income %(1) 27.5% Education Revenue $ 236.4 Operating Income $ 52.8 Operating Income %(1) 22.3% Business Advisory Revenue $ 291.7 Operating Income $ 48.2 Operating Income %(1) 16.5% FY 2021 $ in millions Healthcare Revenue $ 444.8 Operating Income $ 118.3 Operating Income %(1) 26.6% Education Revenue $ 242.4 Operating Income $ 52.4 Operating Income %(1) 21.6% Commercial Revenue $ 218.5 Operating Income $ 34.3 Operating Income %(1) 15.7%

H U R O N I 1 0 © 2022 Huron Consulting Group Inc. and affiliates. Re-segmentation Overview • The new Healthcare segment is inclusive of all revenue and costs related to the healthcare industry, including: • Historical Healthcare segment offerings, • Digital, technology and analytics offerings historically included in the Business Advisory and Education segments, • Strategy offerings historically included in the Business Advisory segment, and • Financial advisory offerings historically included in the Business Advisory segment Healthcare Segment Detail $377.6 $444.8 $49.6 $17.6 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 Prior Healthcare Segment Business Advisory Segment Education Segment New Healthcare Segment $ in m illi on s FY 2021 Revenue Reconciliation Healthcare Segment Commentary

H U R O N I 1 1 © 2022 Huron Consulting Group Inc. and affiliates. Re-segmentation Overview Education Segment Detail $236.4 $242.4 $23.6 $- $50 $100 $150 $200 $250 $300 Prior Education Segment Business Advisory Segment Healthcare Segment New Education Segment $ in m illi on s FY 2021 Revenue Reconciliation Education Segment $(17.6) • The new Education segment is inclusive of all revenue and costs related to the education industry, including: • Historical Education segment offerings, • Digital, technology and analytics offerings historically included in the Business Advisory segment, and • Financial advisory offerings historically included in the Business Advisory segment Note: (1) Represents ERP-related work completed in the healthcare industry delivered by resources historically in the Education segment. Commentary (1)

H U R O N I 1 2 © 2022 Huron Consulting Group Inc. and affiliates. Re-segmentation Overview Commercial Segment Detail $291.7 $218.5 $- $50 $100 $150 $200 $250 $300 $350 Prior Business Advisory Segment Healthcare Segment Education Segment New Commercial Segment $ in m illi on s FY 2021 Revenue Reconciliation Commercial Segment $(23.6) $(49.6) • The new Commercial segment is inclusive of revenue and costs related to all industries outside of healthcare and education • Our commercial sector focus remains on serving industries facing significant disruption and/or regulatory change including, but not limited to, financial services and energy and utilities Commentary

APPENDIX

HURON I 14

# Five-Year Historical Revenue

## By Industry and Capability

**Revenue**
$ in millions

| | FY 2017 | FY 2018 | FY 2019 | FY 2020(1) | FY 2021 |
|---|---|---|---|---|---|
| ***By Industry:*** | | | | | |
| Healthcare | $ 387.0 | $ 420.4 | $ 468.5 | $ 406.5 | $ 444.8 |
| Education | $ 181.8 | $ 207.5 | $ 231.2 | $ 223.3 | $ 242.4 |
| Commercial | $ 163.8 | $ 167.2 | $ 177.1 | $ 214.3 | $ 218.5 |
| **Total** | **$ 732.6** | **$ 795.1** | **$ 876.8** | **$ 844.1** | **$ 905.6** |
| ***By Capability:*** | | | | | |
| Consulting and Managed Services | $ 466.8 | $ 498.2 | $ 549.6 | $ 514.1 | $ 555.9 |
| Digital | $ 265.8 | $ 296.9 | $ 327.2 | $ 330.0 | $ 349.7 |
| **Total** | **$ 732.6** | **$ 795.1** | **$ 876.8** | **$ 844.1** | **$ 905.6** |

Note:
(1) 2020 financial results represent the impact of the COVID-19 pandemic on our business, including the significant impact on the healthcare and education businesses as clients delayed opportunities in the pipeline across our consulting, digital and managed services offerings. Huron's 2022 guidance represents 10% companywide revenue growth at the midpoint as we believe the increase in demand for our services experienced in the second half of 2021 will continue.

**Consulting and Managed Services** includes all management consulting services, managed services (excluding technology) and outsourcing revenue delivered across the company, irrespective of industry

**Digital** represents all technology and analytics services, including technology-related managed services, and products revenue delivered across the company, irrespective of industry

© 2022 Huron Consulting Group Inc. and affiliates.

HURON | 15

# Operating Metrics From Continuing Operations

| | Year-Ended December 31, 2020 | Quarter-Ended March 31, 2021 | June 30, 2021 | September 30, 2021 | December 31, 2021 | Year-Ended December 31, 2021 |
|---|---|---|---|---|---|---|
| **Number of revenue-generating professionals by segment (at period end)[1]:** | | | | | | |
| Healthcare | 1,198 | 1,223 | 1,543 | 1,686 | 1,703 | 1,703 |
| Education | 892 | 894 | 910 | 989 | 1,081 | 1,081 |
| Commercial[2] | 959 | 999 | 1,006 | 1,049 | 992[3] | 992[3] |
| **Total** | **3,049** | **3,116** | **3,459** | **3,724** | **3,776** | **3,776** |
| **Number of revenue-generating professionals by capability (at period end)[1]:** | | | | | | |
| Consulting and Managed Services[4] | 1,362 | 1,376 | 1,736[5] | 1,871 | 1,838[3] | 1,838[3] |
| Digital | 1,687 | 1,740 | 1,723 | 1,853 | 1,938 | 1,938 |
| **Total** | **3,049** | **3,116** | **3,459** | **3,724** | **3,776** | **3,776** |
| **Utilization rate by capability[6]:** | | | | | | |
| Consulting | 67.6% | 66.4% | 74.6% | 71.5% | 69.9% | 70.6% |
| Digital | 74.3% | 71.3% | 73.2% | 74.2% | 71.2% | 72.5% |

Note:
(1) Consists of our full-time consultants who generate revenues based on the number of hours worked; full-time equivalents, which consists of coaches and their support staff within the Culture and Organizational excellence solution, consultants who work variable schedules as needed by clients, and full-time employees who provide software support and maintenance services to clients; and our Healthcare Managed Services employees who provide revenue cycle billing, collections insurance verification and change integrity services to clients.
(2) The majority of our revenue-generating professionals within our Commercial segment can provide services across all of our industries, including healthcare and education.
(3) The decrease in the number of consultants in the Commercial segment and Consulting and Managed Services capability in Q4 2021 reflects Huron's divestiture of the Life Sciences practice, which closed in November 2021.
(4) The number of Managed Services revenue-generating professionals as of December 31, 2020, March 31, 2021, June 30, 2021, September 30, 2021, and December 31, 2021 was 145, 166, 499, 586, and 582, respectively.
(5) Includes the hiring of approximately 300 healthcare professionals in Q2 2021 to expand our managed services capacity to provide revenue cycle billing, collections, insurance verification and charge integrity services.
(6) Utilization rate is calculated by dividing the number of hours our billable consultants worked on client assignments during a period by the total available working hours for these billable consultants during the same period. Available hours are determined by the standard hours worked by each billable consultant, adjusted for part-time hours, and U.S. standard work weeks. Available working hours exclude local country holidays and vacation days. Utilization rates are presented for our revenue-generating professionals who primarily bill on an hourly basis. We have not presented utilization rates for our Managed Services professionals as most of the revenues generated by these employees are not billed on an hourly basis.